EXHIBIT 99.5

FFML 05 - FFA
Run 5

Assumptions
Pricing Prepayment Assumption
Forward Libor
Triggers active day one
To maturity

Period	1mth Libor	OC

1	3.422	2,778,135.61
2	3.584	5,635,526.24
3	3.711	8,406,474.58
4	3.828	10,974,299.15
5	3.856	13,499,655.82
6	3.952	15,842,065.71
7	3.882	18,132,235.72
8	3.905	20,485,758.87
9	3.934	22,603,741.95
10	3.954	24,688,461.67
11	3.959	26,657,171.83
12	3.961	28,599,430.38
13	3.967	30,300,835.30
14	3.978	30,300,835.30
15	3.988	30,300,835.30
16	3.997	30,300,835.30
17	4.005	30,300,835.30
18	4.062	30,300,835.30
19	4.017	30,300,835.30
20	4.023	30,300,835.30
21	4.031	30,300,835.30
22	4.038	30,300,835.30
23	4.043	30,300,835.30
24	4.045	30,300,835.30
25	4.05	30,300,835.30
26	4.059	30,300,835.30
27	4.069	30,300,835.30
28	4.08	30,300,835.30
29	4.089	30,300,835.30
30	4.098	30,300,835.30
31	4.108	30,300,835.30
32	4.115	30,300,835.30
33	4.123	30,300,835.30
34	4.131	30,300,835.30
35	4.138	30,300,835.30
36	4.145	30,300,835.30
37	4.156	30,300,835.30
38	4.163	30,300,835.30
39	4.172	30,300,835.30
40	4.181	30,300,835.30
41	4.189	30,300,835.30

42	4.198	30,300,835.30

43	4.206	30,300,835.30
44	4.213	30,300,835.30
45	4.221	30,300,835.30
46	4.23	30,300,835.30
47	4.236	30,300,835.30
48	4.245	30,300,835.30
49	4.256	30,300,835.30
50	4.265	30,300,835.30
51	4.274	30,300,835.30
52	4.282	30,300,835.30
53	4.29	30,300,835.30
54	4.297	30,300,835.30
55	4.303	30,300,835.30
56	4.307	30,300,835.30
57	4.313	30,300,835.30
58	4.317	30,300,835.30
59	4.32	30,300,835.30
60	4.323	30,300,835.30
61	4.328	30,300,835.30
62	4.332	30,300,835.30
63	4.337	30,300,835.30
64	4.342	30,300,835.30
65	4.348	30,300,835.30
66	4.354	30,300,835.30
67	4.36	30,300,835.30
68	4.366	30,300,835.30
69	4.375	30,300,835.30
70	4.381	30,300,835.30
71	4.39	30,300,835.30
72	4.397	30,300,835.30
73	4.402	30,300,835.30
74	4.409	30,300,835.30
75	4.415	30,300,835.30
76	4.422	30,300,835.30
77	4.429	30,300,835.30
78	4.437	30,300,835.30
79	4.445	30,300,835.30
80	4.454	30,300,835.30
81	4.463	30,300,835.30
82	4.473	30,300,835.30
83	4.484	30,300,835.30
84	4.493	30,300,835.30
85	4.503	30,300,835.30
86	4.513	30,300,835.30
87	4.521	30,300,835.30
88	4.531	29,848,549.83
89	4.539	28,759,703.20
90	4.548	27,710,256.35
91	4.557	26,698,792.18
92	4.564	25,723,944.31
93	4.572	24,784,395.28
94	4.58	23,878,874.85
95	4.588	23,006,158.25
96	4.595	22,165,064.58
97	4.605	21,354,455.28
98	4.614	20,573,232.55

99	4.623	19,820,337.97
100	4.632	19,094,751.02
101	4.638	18,395,487.80
102	4.647	17,721,599.64
103	4.655	17,072,171.94
104	4.66	16,446,322.85
105	4.667	15,843,202.18
106	4.674	15,261,990.24
107	4.68	14,701,896.73
108	4.686	14,162,159.72
109	4.695	13,642,044.62
110	4.701	13,140,843.21
111	4.708	12,657,872.69
112	4.716	12,191,210.88
113	4.722	11,724,965.72
114	4.729	11,293,562.31
115	4.736	10,877,867.77
116	4.741	10,477,314.43
117	4.748	10,091,355.04
118	4.755	9,719,461.98
119	4.76	9,361,126.62
120	4.766	9,015,858.61
121	4.775	8,683,185.22
122	4.782	8,362,650.72
123	4.789	8,053,815.79
124	4.796	7,756,256.89
125	4.801	7,469,565.75
126	4.808	7,193,348.75
127	4.812	6,927,226.47
128	4.817	6,670,833.13
129	4.823	6,423,816.13
130	4.825	6,185,835.57
131	4.829	5,956,563.78
132	4.833	5,735,684.90
133	4.838	5,522,894.45
134	4.843	5,317,898.92
135	4.848	5,120,415.39
136	4.853	4,930,171.13
137	4.857	4,746,903.24
138	4.862	4,570,358.30
139	4.867	4,400,292.06
140	4.87	4,236,469.04
141	4.875	4,078,662.28
142	4.879	3,926,653.02
143	4.883	3,780,230.38
144	4.888	3,639,191.09
145	4.893	3,503,339.25
146	4.9	3,372,486.00
147	4.903	3,246,449.33
148	4.909	3,125,053.79
149	4.913	3,008,130.30
150	4.915	2,895,515.85
151	4.919	2,787,053.36
152	4.921	2,682,591.41
153	4.925	2,581,984.07
154	4.926	2,485,090.70

155	4.929	2,391,775.71
156	4.93	2,301,908.47
157	4.935	2,215,363.04
158	4.939	2,132,018.06
159	4.942	2,051,756.57
160	4.945	1,974,465.83
161	4.948	1,900,037.20
162	4.949	1,828,365.99
163	4.952	1,759,351.27
164	4.951	1,692,895.80
165	4.951	1,628,905.87
166	4.952	1,567,291.14
167	4.952	1,507,964.59
168	4.951	1,450,842.33
169	4.954	1,395,843.53
170	4.955	1,342,890.29
171	4.956	1,291,907.53
172	4.958	1,094,850.42
173	4.957	968,347.44
174	4.958	931,581.12
175	4.958	896,183.75
176	4.956	862,105.04
177	4.956	829,296.56
178	4.955	797,711.60
179	4.952	767,305.20
180	4.951	738,033.99
181	4.953	709,856.20
182	4.953	682,731.59
183	4.953	656,621.36
184	4.954	631,488.15
185	4.954	607,295.94
186	4.955	584,010.04
187	4.954	561,597.02
188	4.954	540,024.67
189	4.955	519,261.94
190	4.955	499,278.95
191	4.955	480,046.87
192	4.955	461,537.94
193	4.955	443,725.43
194	4.955	426,583.56
195	4.955	410,087.51
196	4.953	394,213.37
197	4.953	378,938.08
198	4.953	364,239.46
199	4.952	350,096.11
200	4.95	336,487.43
201	4.951	323,393.58
202	4.948	310,795.43
203	4.948	298,674.57
204	4.948	287,013.24
205	4.945	275,794.36
206	4.945	265,001.46
207	4.944	254,618.68
208	4.942	244,630.74
209	4.94	235,022.92
210	4.939	225,781.05

211	4.937	216,891.47
212	4.935	208,341.03
213	4.934	200,117.05
214	4.931	192,207.35
215	4.93	184,600.15
216	4.928	177,284.15
217	4.926	170,248.44
218	4.924	163,482.52
219	4.921	156,976.28
220	4.92	150,719.97
221	4.917	144,704.22
222	4.913	138,919.98
223	4.912	133,358.57
224	4.909	128,011.60
225	4.906	122,871.00
226	4.903	117,929.01
227	4.901	113,178.13
228	4.897	108,611.17
229	4.895	104,221.19
230	4.892	100,001.50
231	4.888	95,945.67
232	4.886	3,180.04
233	4.881	0.00
234	4.878
235	4.875
236	4.87
237	4.867
238	4.864
239	4.86
240	4.856
241	4.853
242	4.848
243	4.845
244	4.842
245	4.838
246	4.835
247	4.832
248	4.828
249	4.826
250	4.823
251	4.819
252	4.816
253	4.814
254	4.811
255	4.808
256	4.805
257	4.802
258	4.801
259	4.797
260	4.794
261	4.793
262	4.79
263	4.788
264	4.785
265	4.784
266	4.781

267	4.779
268	4.777
269	4.775
270	4.774
271	4.771
272	4.769
273	4.768
274	4.766
275	4.765
276	4.763
277	4.761
278	4.761
279	4.758
280	4.757
281	4.756
282	4.754
283	4.754
284	4.752
285	4.751
286	4.75
287	4.75
288	4.748
289	4.748
290	4.747
291	4.746
292	4.746
293	4.745
294	4.744
295	4.745
296	4.743
297	4.743
298	4.743
299	4.743
300	4.741
301	4.74
302	4.737
303	4.735
304	4.733
305	4.73
306	4.729
307	4.727
308	4.724
309	4.722
310	4.72
311	4.719
312	4.717
313	4.716
314	4.713
315	4.712
316	4.711
317	4.708
318	4.707
319	4.706
320	4.704
321	4.703
322	4.701

323	4.7
324	4.699
325	4.698
326	4.696
327	4.696
328	4.694
329	4.693
330	4.692
331	4.691
332	4.689
333	4.69
334	4.688
335	4.688
336	4.688
337	4.686
338	4.686
339	4.685
340	4.685
341	4.684
342	4.684
343	4.684
344	4.682
345	4.683
346	4.682
347	4.682
348	4.682
349	4.682
350	4.683
351	4.681
352	4.682
353	4.682
354	4.682
355	4.682
356	4.682
357	4.683
358	4.683
359	4.684
4.683

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